BUSINESS COMBINATION AND OTHER TRANSACTION	12 Months Ended
Dec. 31, 2025
Business Combination [Abstract]
BUSINESS COMBINATION AND OTHER TRANSACTION
NOTE 3:-	BUSINESS COMBINATION AND OTHER TRANSACTION

a.	The acquisition of LayerBio Inc.

On August 13, 2025 (The “Closing date”), the Company completed a strategic investment in LayerBio Inc., a privately held Boston-based biotechnology company, and acquired a controlling equity interest in this specialty pharmaceutical company focused on the ophthalmology market. Pursuant to the agreement LayerBio issued 7,331,378 Preferred Stock A shares of LayerBio, representing 51.0% of LayerBio’s issued and outstanding share capital on a fully diluted basis. The primary reason for the business combination was to expand the Company’s pipeline through the acquisition of new technologies, while creating potential synergies with the Company’s existing activities in its Clinical Development segment.

The Company obtained control of LayerBio through its majority ownership of the equity interests of LayerBio and through its contractual right, pursuant to the transaction agreement, to appoint a majority of the members of LayerBio’s board of directors. The Company paid $600 at the closing of the Acquisition (net of a $50 bridge loan that the Company previously made to LayerBio in June 2025 ). The Purchase Agreement further provides for up to $2.4 million of additional potential investment in four tranches, which are contingent only and if upon the successful achievement of specific milestones related to a planned Phase II clinical trial that LayerBio plans on conducting.

The Company accounted for the transaction in accordance with Accounting Standard Codification (“ASC”) 805, Business Combinations, and following the transaction, the Company consolidates all assets and liabilities included in the transaction in accordance with ASC 810, Consolidation.

The allocation of the purchase price to the net assets acquired and liabilities assumed resulted in the recognition of goodwill of $186 thousand, which is primarily attributed to the expected operational and strategic synergies from integrating LayerBio’s sustained‑release ophthalmic technology with the Company’s drug‑delivery capabilities. The goodwill also reflects the value of the assembled workforce and other future economic benefits that do not meet the criteria for separate recognition as identifiable intangible assets under ASC 805. Accordingly, this goodwill was assigned to the Company’s Clinical Development reportable segment. The goodwill amount is not deductible for tax purposes. The amount of acquisition‑related costs was approximately $135, which was recognized as an expense within general and administrative expenses

The following table summarizes the consideration transferred to LayerBio Inc. and the purchase price allocation to the fair value of the assets acquired and liabilities assumed As of the Closing date:

Carrying Value (In USD thousands)
Consideration:
Closing Cash consideration paid	550
Bridge loan	50
Fair value of the noncontrolling interest	931

Total Consideration	1,531

Acquired net Assets:
Cash including bridge loan	620
Other assets	13
Intangible asset - IPR&D *	872
Trade and other payables	(160)
Total net Assets	1,345
Goodwill	186

* The fair value of the IPR&D was estimated by applying the income approach, specifically the Multi Period Excess Earnings method. Acquired IPR&D intangible asset is not amortized; instead, it is subject to an impairment assessment, at least annually and in each reporting period upon the occurrence of indicators of impairment. The valuation incorporated management’s projections regarding development timelines, expected commercialization probability, and estimated future cash flows associated with Layer Bio product candidate. Significant inputs used in the measurement included the projected development costs and operating expenses for the clinical program, probability‑adjusted cash flow assumptions based on the stage of development as of the acquisition date, and a discount rate of 30.5% reflecting the asset‑specific risk profile.Based on these inputs, the fair value of the IPR&D asset recognized in the purchase price allocation was $872.

The Company recognizes deferred tax liabilities in connection with the fair value adjustments and other items arising from the Acquisition in the amount of $253. The Company recognizes deferred tax assets in respect of tax losses carried forward and other temporary differences of the acquired subsidiary in the same amount. This is reflected on a net basis.

The fair value of the noncontrolling interest was measured using the Option‑Pricing Method (OPM), which treats each class of equity as a series of call options on the enterprise value. The OPM incorporated the rights and preferences of the preferred and common equity of Layer Bio. Significant inputs used in the valuation included the enterprise value implied by the transaction consideration, an expected equity volatility of 76.4%, a risk‑free interest rate of 3.8%, an expected term of 5 years, and the liquidation preference and participation features applicable to the preferred shares. The resulting fair value of the noncontrolling interest was $931.

Since the acquisition date, LayerBio did not generate revenues and contributed a net loss of approximately $404 to the Company’s consolidated results for the year ended December 31, 2025.

The following unaudited pro forma information presents the combined results of operations of the company and LayerBio as if the acquisition of LayerBio had been completed on January 1, 2024. The unaudited pro forma results include adjustments primarily related to amortization of the acquired intangible assets as of January 1, 2024. The unaudited pre forma results do not reflect any cost saving synergies from operation efficiencies, or the effect of the incremental costs incurred from investing in LayerBio. Accordingly, these unaudited pro forma results are presented for informational purposes only and are not necessarily indicative of what actual results of operations of the combined company would have been if the acquisition of LayerBio had occurred at January 1, 2024. The pro forma net loss for the combined operation for December 2025 and 2024 were $4.9 million and $14.8 million, respectively.

b.
The Assets acquisition of DeepSolar

On February 17, 2025, the Company entered into an Asset Acquisition Agreement (the “Agreement”) with Bladeranger Ltd. (“Bladeranger”), a public Israeli company, to acquire 100% of its AI-based solar analytics platform, DeepSolar. The transaction was closed on March 5, 2025.

As consideration, the Company agreed to issue to BLRN the following securities:

1.	35,754 ordinary shares.

2.	223,792 pre-funded warrants.

3.	685,004 milestone pre-funded warrants.

4.	1,087,565 Warrant-A.

5.	1,087,565 Warrant-B.

At the initial closing, which took place on May 19, 2025, the Company issued milestone pre-funded warrants exercisable to 137,000 ordinary shares at an exercise price of $0.05 per share.

Warrants A to purchase 217,513 ordinary shares exercisable upon the achievement of a defined business milestone within 5.5 years from the grant date, at an exercise price equal to the average closing price of the Company’s shares over the five trading days prior to the issuance of such warrants.

Warrants B to purchase 217,513 ordinary shares will vest within two years from the Closing Date if either the Company’s share price reaches at least US$75.00, at an exercise price of $32.0, and will be exercisable for three years following vesting.

The Company also entered into employment agreements with certain BLRN employees. Under the terms of the Agreement, Bladeranger and its assignees may not exercise any of the warrants if, following such exercise, their holdings would exceed 9.99% of the Company’s outstanding ordinary shares.

Accounting treatment

The Company evaluated the transaction under ASC 805, Business Combinations, and concluded that the acquired set of assets and activities does not meet the definition of a business. Accordingly, the transaction was accounted for as an asset acquisition under ASC 805-50.

Fair value measurement

In connection with the acquisition, the Company performed a valuation analysis of the equity instruments issued as consideration and of the fair value measurement of the consideration transferred. for the acquired asset. The fair value of the consideration transferred, determined based on the fair value of the issued shares and warrants, together with the fair value measurement analysis, was established at $7,292. The valuation applied option pricing models (Black-Scholes and Monte Carlo) for the warrants, incorporating assumptions regarding share price (USD 2.98), expected term (5–5.5 years), risk-free rates (4.1%), historical volatility (100%) and milestone achievement probabilities (75-100%).

Useful life and amortization

The Company amortizes the intangible asset on a straight-line basis over its estimated useful life of eight years. As of the December 31, 2025, accumulated amortization amounted to $759 thousand, resulting in a net carrying amount of $6,533 thousand for the intangible asset.